UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 15, 2009

PHARMASSET, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-33428	98-0406340
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

303-A College Road East Princeton, NJ	08540
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (609) 613-4100

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 15, 2009, the Board of Directors (the “Board”) of Pharmasset, Inc. (the “Company”) approved certain amendments to the Company’s Second Amended and Restated Bylaws (the “Bylaws”). The amendments, which are effective immediately, are as follows:

•

Section 2.03 of the Bylaws was amended to (1) add a provision stating that it is in the interest of the Company to inform the Company of stockholder business to be brought before the stockholders meeting an adequate time in advance of the meeting; (2) clarify that for nominations of candidates for the Board or other business to be properly brought before an annual meeting by a stockholder, such stockholder’s notice must be given in writing to the Company’s Secretary; and (3) provide that to be timely, a stockholder’s notice, regardless of whether the stockholder seeks inclusion of a proposal in the Company’s proxy statement pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), must be delivered to or mailed and received at the principal executive offices of the Company, in accordance with Rule 14a-8(e)(2).

•

Section 2.04 of the Bylaws was amended to (1) provide that the contents of a stockholder’s notice of proposed matters to be brought before the annual meeting must include a statement in support of the matter and any other information required by Rule 14a-8 under the Exchange Act, regardless of whether the stockholder seeks inclusion of a proposal in the Company’s proxy pursuant to Rule 14a-8, and (2) require of each person whom a stockholder proposes to nominate for election or reelection such person’s written consent to the Board to being named as a nominee in either the Company’s or the proponent’s proxy statement and, if elected, to serving on the Board.

•

Section 9.01 of the Bylaws was amended to provide that the rights granted in Article IX of the Bylaws shall constitute a contract between the Company and a director, officer, employee or agent entitled to indemnification and advancement of expenses under such Article IX, and any repeal or modification of the provisions of Article IX shall not adversely affect any right or protection thereunder of any person in respect of any act or omission occurring prior to the time of such repeal or modification.

A complete copy of the Company’s Second Amended and Restated Bylaws, as amended, is attached to this report as Exhibit 3.1 and is incorporated herein by reference. The foregoing description of the amendments is qualified in its entirety by reference to the text of the Second Amended and Restated Bylaws, as amended. The previous provisions of the Company’s Second Amended and Restated Bylaws are attached as Exhibit 3.2 to its Annual Report on Form 10-K filed with the Securities and Exchange Commission on December 31, 2007 and, to the extent necessary for compliance with the disclosure requirements of Item 5.03 of Form 8-K, are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
3.1	Second Amended and Restated Bylaws, as amended, of Pharmasset, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHARMASSET, INC.

Date: January 21, 2009	By:	/s/ Kurt Leutzinger
	Name:	Kurt Leutzinger
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
3.1	Second Amended and Restated Bylaws, as amended, of Pharmasset, Inc.